                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (DATE OF EARLIEST EVENT REPORTED) August 17, 1999



                           EXCEL SWITCHING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  MASSACHUSETTS
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


      0-23263                                            04-2992806
---------------------------                   ----------------------------------
 (COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)


                             255 INDEPENDENCE DRIVE
                          HYANNIS, MASSACHUSETTS 02601
              -----------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               Registrant's telephone number, including area code:

                                 (508) 862-3000
                                 --------------

ITEM 5.  OTHER EVENTS

         Pursuant to an Agreement and Plan of Merger dated as of August 17, 1999 (the "Merger Agreement") by and among Lucent Technologies Inc. ("Lucent"), Excel Switching Corporation ("Excel"), and Dallas Merger Inc., a wholly-owned subsidiary of Lucent ("Merger Sub"), Merger Sub will merge (the "Merger") with and into Excel, with the separate corporate existence of Merger Sub ceasing and Excel continuing as the surviving corporation and a wholly-owned subsidiary of Lucent. At the effective time of the Merger (the "Effective Time"), each share of Excel's common stock issued and outstanding immediately prior to the Effective Time will be converted automatically into the right to receive .558 shares of Lucent's common stock. The value of the transaction, based on the trailing three-day average of the closing price of Lucent's common stock, is approximately $1.7 billion as of the date of execution of the Merger Agreement. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated by reference.

         The consummation of the Merger is subject to various conditions precedent, including (i) approval of the Merger Agreement by the stockholders of Excel, (ii) expiration or early termination of the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) that the transaction be accounted for as a pooling of interests.

         In connection with the Merger, Lucent and certain stockholders of Excel entered into a Stockholders Agreement (the "Stockholders Agreement"), pursuant to which such stockholders of Excel have agreed to vote their shares in favor of the approval of the Merger Agreement. The form of Stockholders Agreement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.



         EXHIBIT NO.   DESCRIPTION

         2.1 Agreement and Plan of Merger dated as of August 17, 1999 by and among Lucent Technologies Inc., a Delaware corporation, Dallas Merger Inc., a Massachusetts corporation, and Excel Switching Corporation, a Massachusetts corporation.

         99.1 Stockholders Agreement dated as of August 17, 1999 by and among Lucent Technologies Inc., a Delaware corporation, and certain stockholders of Excel
                       Switching Corporation.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EXCEL SWITCHING CORPORATION


Dated:  August 25, 1999                By:    /s/ CHRISTOPHER STAVROS
                                          --------------------------------------
                                              Christopher Stavros
                                              Vice President and General Counsel

                                  EXHIBIT INDEX

         EXHIBIT NO.        DESCRIPTION

         2.1                Agreement and Plan of Merger dated as of August
                            17, 1999 by and among Lucent Technologies Inc., a Delaware corporation, Dallas Merger Inc., a
                            Massachusetts corporation, and Excel Switching
                            Corporation, a Massachusetts corporation.

         99.1 Stockholders Agreement dated as of August 17, 1999 by and among Lucent Technologies Inc., a Delaware corporation, and certain stockholders of Excel
                            Switching Corporation.
